Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
30. COMMITMENTS AND CONTINGENCIES
Operating lease agreements
The Group has entered into leasing arrangements relating to office premises and computer equipment that are classified as operating leases. Future minimum lease payments for non-cancelable operating leases as of December, 31, 2010 are as follows:

		Computer
	Office premise	equipment	Total
	RMB	RMB	RMB

2011	92,259,858	108,563,093	200,822,950
2012	73,753,125	1,049,402	74,802,527
2013	36,074,609	160,825	36,235,434
2014	216,080	—	216,080
2015	72,027	—	72,027

	202,375,699	109,773,320	312,149,018

As of December 31, 2010, the Group had leased servers under operating lease arrangements where the lease payments are calculated based on certain formulas, as specified in the agreements, with reference to the actual number of users of the leased assets. The server leasing rental expenses under these operating leases amounted to approximately RMB21,880,000, RMB11,941,000 and RMB 21,552,000 during the years ended December 31, 2008, 2009 and 2010, respectively. As the future lease payments for these arrangements are based on the actual number of users and thus cannot be reasonably estimated, they are not included in the minimum lease payments disclosed above.
Total rental expenses including server leasing rental, office rental and server maintenance were approximately RMB124,229,000, RMB167,599,000 and RMB257,247,000 during the years ended December 31, 2008, 2009 and 2010, respectively, and were charged to the statements of operations and comprehensive income when incurred.
As of December 31, 2010, the Group also has commitments in respect of the maintenance contracts in relation to the servers owned by the Group amounting to RMB105,984,000.
Capital commitments
Capital commitments for purchase of property and equipment and intangible assets including game licenses and licensed video copyrights as of December 31, 2010 were approximately RMB626,778,000.
Litigation
On November 8, 2010, a former shareholder of Chengdu Simo filed a claim with the Sichuan Superior People’s Court, or the Sichuan Court, against Shanghai Shulong Technology Co., Ltd., or Shanghai Shulong, alleging that Shanghai Shulong had failed to pay RMB48.8 million in connection with the purchase of all of the outstanding shares of Chengdu Simo. This amount represents the final payment amount to be paid by Shanghai Shulong to the shareholder upon the achievement of certain milestones by Chengdu Simo relating to its game “Qi Xia Tian Xia”. The shareholder has requested the court to require Shanghai Shulong to pay RMB48.8 million plus accrued interest. Shanghai Shulong does not believe that the milestone has been achieved, thus a loss is not reasonably possible and not probable and therefore no accruals have been provided for the loss contingency as of December 31, 2010. The Sichuan court has transferred the matter to the court in Shanghai. The shareholder has appealed to the Sichuan Court’s decision.
The Group is subject to claims and litigations, which may arise in the normal course of online video business since the acquisition of Ku6 Holding by Ku6 in January 2010. The VIE of Ku6 is involved in a number of litigation cases, which are pending in various courts and arbitration as of December 31, 2010. These cases are substantially related to alleged copyright infringement. Adverse results in these lawsuits may include awards of damages and may also result in, or even compel, a change in the Group’s business practices, which could impact the Group’s future financial results. The Group has accrued RMB4.9 million in “Accrued expenses and other liabilities” in the consolidated balance sheets as of December 31, 2010. The compensation was based on judgments handed down by the court and out-of-court settlements as of or after December 31, 2010 but related to alleged copyright infringement arising on or before the acquisition of Ku6 Holding or management’s best estimation according to the historical actual compensation amount per video of Ku6 Holding in prior years and the advice from PRC counsel. The VIE of Ku6 is in the process of appealing certain judgments for which the loss has been accrued. There are no accruals for any additional losses related to unasserted claims as the amount cannot be reasonably estimated.
Contingencies
The Group accounts for loss contingencies in accordance with SFAS No. 5 “Accounting for Loss Contingencies”, and other related guidance. Set forth below is a description of certain contingent considerations for business combinations and loss contingencies as well as the opinion of management as to the likelihood of loss in respect of each loss contingency.
PRC regulations currently limit foreign ownership of companies that provide value-added telecommunications including Internet content services to 50%. In addition, foreigners or foreign invested enterprises are currently not able to apply for the required licenses for operating online games, integrated community and e-commerce, online literature or online video businesses in the PRC. The PRC subsidiaries are considered as foreign invested enterprises under PRC law and are therefore ineligible to hold a license to operate online games, integrated community and e-commerce, online literature and online video platforms in China. In order to comply with PRC laws restricting foreign ownership in the online game, integrated community and e-commerce, online literature and online video business in China, the Group operates its online game, integrated community and e-commerce, online literature and online platform business in China through the PRC operating companies. The PRC operating companies hold the licenses and approvals that are material to operation of the online game, integrated community and e-commerce, online literature and online video business. The PRC subsidiaries have entered into a series of contractual arrangements with the PRC operating companies and/or their shareholders, pursuant to which the PRC subsidiaries provide the PRC operating companies with services, software licenses and equipment in exchange for fees, and undertake to provide financial support to the PRC operating companies to the extent necessary for their operations. As a result of these contractual arrangements, the Company is considered the primary beneficiary of the PRC operating companies and consolidates their results of operations, assets and liabilities in our financial statements. In the opinion of management and the Group’s PRC legal counsel, in all material respects, (i) the ownership structure of the Company, the PRC subsidiaries and the PRC operating companies are in compliance with existing PRC laws and regulations; and (ii) the contractual arrangements between the PRC subsidiaries, on the one hand and the PRC operating companies and/or their shareholders, on the other hand, comply with PRC laws or regulations currently in effect. However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Group cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to the opinion of the Group’s PRC legal counsel. If the current ownership structure of the Group and its contractual arrangements with the PRC operating companies were found to be in violation of any existing or future PRC laws and regulations, the Group may be required to restructure its ownership structure and operations in the PRC to comply with the changing and new PRC laws and regulations or may be subject to other regulatory or enforcement actions. In the opinion of management, the likelihood of loss in respect of the Group’s current ownership structure or the contractual arrangements with the PRC operating companies is remote.